UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

PMI Construction Group

 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PMI Construction Group

B56-B76, Songshan Lake Creative Life City

Gongye West Road, Dongguan, Guangdong, China

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about December 2, 2014 (the “Mailing Date”) to the shareholders of record, as of  (the “Record Date”), of October 30, 2014 (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Nevada corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our majority shareholders who hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about December 23, 2014 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

The Company enacted a fifty-for-one reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders;

(2)

An amendment to the Company’s Articles of incorporation to change its name to “KUNG FU DRAGON GROUP LIMITED”  to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders; and

(3)	The Company increased its authorized shares of common stock from 95,000,000 shares to 1,000,000,000 shares.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the reverse stock split as well as the essential terms of the amendment to the Company’s Articles of Incorporation. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the majority shareholders of the Company:

(1)

The Company enacted a fifty for one reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

(2)	The Company has changed its name to KUNG FU DRAGON GROUP LIMITED.
(3)	The Company increased its authorized shares of common stock from 95,000,000 shares to 1,000,000,000 shares.

The Board of Directors has fixed the close of business on October 30, 2014 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on October 30, 2014, are entitled to notice of the foregoing action to be effective on or about December 23, 2014. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through its ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Nevada Revised Statutes which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holders of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who hold a majority of the voting power of our capital stock.

By Order of the Board of Directors,

/s/ Lona Liu
Lona Liu, Director

November 17, 2014

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

PMI Construction Group, a Nevada corporation, (the “Company”), has engaged in no business since the termination of its subsidiary operations. During February 2004, a change of control of the Company occurred and since that time the Company has been looking for a business opportunity.  The Company was originally incorporated on November 11, 1980 in the State of Utah under the name Bullhead Exploration, Inc.  On January 31, 1994, Bullhead Exploration, Inc. changed its domicile to Delaware and its name to Intrazone, Inc.  In February 1997, the Company changed its state of domicile to Nevada through the merger of the Company with a wholly owned subsidiary created for the purpose of effectuating a change of domicile and subsequently changed its name to PMI Construction Group.

The Company was originally incorporated to seek investment opportunities in the oil and gas industries.  At inception the Company issued 348,837 shares of its common stock, par value $0.001 per share (the “Common Stock”) to its officers and directors for cash.  The Company then completed the sale of 1,000,000 shares of its Common Stock for aggregate proceeds of $25,000 pursuant to an intrastate exemption for the sale of securities.

The Company engaged in limited business operations until it acquired P.G. Entertainment, Inc., a California corporation (“PGE”) through a stock exchange in January 1994.  As part of the acquisition of PGE, the Company consolidated its Common Stock on a one for three basis reducing the then issued and outstanding shares of Common Stock from 1,348,837 to 449,658, after adjustments for the reverse split.  The shareholders of PGE received a total of 1,798,448 post-split shares of Common Stock and 105,000 shares of convertible preferred stock in the acquisition.  Approximately 60% of the shares of preferred stock were subsequently converted to shares of Common Stock in October 1995 and except for a nominal number the balance was converted to shares of Common stock in November of 1999.  PGE was engaged in the entertainment industry with interest in animation, interactive programming, and computer imaging and graphics technology.  PGE’s operation did not prove profitable and in 1998, the Company ceased the operations of PGE.

In March 1999, the Company acquired Promotora Mexicana de Infraestructura, S.A. de C.V., a Mexican corporation (“Promotora”) which was in the construction and development of commercial, residential and resort properties in Mexico.  Upon the acquisition of Promotora, the Company reverse split the outstanding shares on a 1 for 2 basis, and changed its name to PMI Construction Group. Its business focus was to be the construction industry.  Promotora was originally formed in 1993 by Bernardo Quintana, who served as the Company’s president after the acquisition, to engage in the construction industry in Mexico.  In conjunction with the aforementioned acquisition, in April 1999, the Company acquired all of the outstanding common stock of Promotora Mexicana de Inmobiliaria (“Inmobiliaria”).  Inmobiliaria was also founded by Bernardo Quintana.  Inmobiliaria focuses on real estate purchasing, selling, leasing and administrative services.  Inmobiliaria’s principal revenue was from leasing of real estate. A total of 2,749,525 shares of common stock were issued by the Company to acquire these subsidiaries.

The operations of Promotora and Inmobiliaria proved to be unprofitable when the economies in Mexico and the United States went into a recession in early 2000.  The Company was forced to sell the subsidiaries back to Bernardo Quintana as part of a plan to close the operations without affecting the status of the Company.  The Company remained dormant for several years thereafter and since 2004 has been looking for new business opportunities.  During this intervening time,  a lawsuit was filed by one of the Company’s shareholders as a result of the sale of the subsidiaries back to Mr. Quintana. As part of the settlement of the lawsuit, Mr. Quintana transferred the ownership interest that he retained in the Company to the shareholder.

The Company has had no operations and is currently seeking an acquisition or merger to bring an operating entity into the Company.  In order to finance its search for an operating entity, the Company, in 2004, entered into unsecured Convertible Notes bearing interest at 8% per annum with three parties, one of which was the sole officer and director of the Company at the time and another a shareholder, whereby it received $10,000. The Shareholders of the Company also voted to enter into a quasi-reorganization whereby the paid-in capital account was eliminated against the retained deficit account and thus commencing the Company’s development stage activities. During 2006, these three parties exercised the conversion provision of the Convertible Notes and were issued 11,513,920 shares of Common Stock, which included interest. During April of 2007, the Company again entered into unsecured Convertible Notes bearing interest at 8% per annum, whereby it received $1,500.  In 2008, this note was converted into 1,608,160 shares of the Company’s Common Stock.  On January 8, 2009, the Company entered into a demand note with the president of the Company at the time.  Under the terms of the Note, the Company borrowed an initial thirty four thousand dollars ($34,000) and has the ability to borrow up to fifty thousand dollars ($50,000) under the Note.  The note bears interest at the rate of ten percent (10%) per annum.  The Company has borrowed the entire $50,000 under the Note and has had to borrow an additional $5,000.

Effective September 1, 2006, a creditor of the Company paid the Company’s accounts payable in the amount of $10,317 and entered into an unsecured non-convertible note due on January 31, 2008 and bearing interest at 8% per annum. During August 2007, the Company’s sole officer and director, at the time, entered into a $25,000 credit-line note with the Company, which on January 8, 2009 was increased to $50,000, bearing interest at the rate of 10% per annum which is due on demand.

A change of control of the Company occurred on August 15, 2014.  On August 15, 2014, two buyers,  Kung Fu Dragon Group Holdings Limited, a British Virgin Islands corporation (“Kung Fu Dragon”),  and NobleCorp Asset Management Ltd., a Labuan corporation  (“NobleCorp”) (together referred to as the “Buyers”), purchased a total of 15,623,146 shares of the issued and outstanding common stock of the Company (the “Shares”), pursuant to the terms of a Stock Purchase Agreement by and between the Buyers and a group eight former shareholders of the Company (the “Sellers”).  The Shares represent approximately 90% of the Company’s issued and outstanding common stock, and as a result, the transaction resulted in a change of control of the Registrant.

Kung Fu Dragon was the purchaser of 12,498,517 of the Shares, representing approximately 72% of the Company’s issued and outstanding common stock, and NobleCorp was the purchaser of a total of 3,124,629 of the Shares, representing approximately 18% of the Company’s issued and outstanding common stock. Mr Wen Zhiguang, a Chinese citizen, owns 51% of the equity of Kung Fu Dragon and Ms. Lona Liu, a Chinese citizen, owns 49% of the equity of Kung Fu Dragon, and as such both may be deemed to be one of the beneficial owners of the Shares purchased by Kung Fu Dragon.  Mr. Eddy Kok owns 100% of the issued and outstanding common stock of NobleCorp, and may be deemed to be the beneficial owner of the Shares purchased by NobleCorp.

In addition to purchasing a portion of the Shares, Kung Fu Dragon purchased three outstanding Promissory Notes (the “Notes”) of the Company from the holders of those Notes.   The Notes have an aggregate unpaid principal balance of $161,316.89, and two of the Notes, which have an aggregate unpaid principal of balance of $151,000.00, are convertible into shares of common stock of the Company at a price of $0.01 per share.

The amount of consideration for the purchase of the Shares and the Notes was an aggregate of USD$ 400,000 an amount supplied by the Buyers.  The Buyers used their own capital for the acquisition of the Shares.

On October 16, 2014, the Company completed a private placement offering, pursuant to which the Company raised a total of $60,000 through the sale of 12,000,000 shares of restricted common stock of the Company to Timco Investments Limited, a Seychelles Company (“Timco”), at a purchase price of $0.005 per share. Timco is 100% owned by Mr Liu Yin and is not related to Kung Fu Dragon and NobleCorp.

The Company does not propose to restrict its search for a business opportunity to any particular industry or geographical area and may, therefore, engage in essentially any business in any industry.  The Company has unrestricted discretion in seeking and participating in a business opportunity, subject to the availability of such opportunities, economic conditions, and other factors.

The selection of a business opportunity in which to participate is complex and risky. Additionally, the Company has only limited resources and may find it difficult to locate good opportunities.  There can be no assurance that the Company will be able to identify and acquire any business opportunity which will ultimately prove to be beneficial to the Company and its shareholders. The Company will select any potential business opportunity based on management's business judgment.

The activities of the Company are subject to several significant risks which arise primarily as a result of the fact that we have no specific business and may acquire or participate in a business opportunity based on the decision of management which potentially could act without the consent, vote, or approval of the Company's shareholders.  The risks faced by the Company are further increased as a result of its lack of resources and our inability to provide a prospective business opportunity with significant capital.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
LIU, Yongming	43	Chief Executive Officer, Chief Financial Officer, and Director
WEN, Zhiguang	42	Director
KOK, Seng Yeap	39	Director
QIU, Shijun	45	Director
LI, Jianhong	41	Director
TAN, Kok Beng	40	Director

Biographical Information

Ms. Liu Yongming

Ms. Liu Yongming Lona, aged 43, has served as the deputy general manager of Dongguan Kung Fu Dragon TV Media Co., Limited, a Chinese corporation, since early 2013 and has been responsible for the company’s strategic marketing function. From 2005 to 2012, Ms. Liu was the general manager of Shenzhen Source of Nature Biotechnology Development Co., Limited, a Chinese corporation. Ms. Liu has over 10-years experience in marketing and administration function.

Mr. Wen Zhiguang

Mr. Wen Zhiguang, aged 42, is currently a Director of Kung Fu Dragon Group Holdings Limited (“Kung Fu Dragon”) which is set up in November 2011 for investment holding. Kung Fu Dragon is holding approximately 72% of the issued capital of the Company. Mr. Wen is holding 51% of Kung Fu Dragon. As influenced by Hunan culture since childhood, Mr. Wen won the essence of "Interpreting the world, pioneers, perseverance, eclectic", become courage and wisdom. Since 2006, he began to work with Mr. Li Jianhong (also a director to be appointed) with the use the form of animation to interpret traditional Chinese culture. After five years. Mr. Wen Zhiguang cultivated a classic cartoon image of "Kung Fu Dragon" series, developed the "Do Zi Gui Karaoke", thirty-one album of "Kung Fu Dragon Classical Sinology", 52 sets original animation "Kung Fu Dragon - small troupe, great Wisdom" and other series of original animation pieces and all of these have been winning in the related industry, obtaining authority of wide acclaim at home and abroad.

Dato’ Eddy Kok Seng Yeap

Dato’ Eddy Kok Seng Yeap, aged 39, is a Malaysian and is a Life Insurance Practitioner with the qualification obtained from the Malaysia Insurance Institute. Eddy has also completed the Legal Professional Will Writing Course with Rockwills Sdn Bhd, Malaysia. He is currently Managing Director of NobleCorp Asset Management Ltd. (“NobleCorp”) which is set up in May 2014 for venturing into the Asset Management Field. NobleCorp is holding approximately 18% of the issued capital of the Company. Prior to founding NobleCorp, Eddy was the director and shareholder of several private and public companies in Malaysia, Singapore, Macau, Indonesia, Hong Kong and China, including Kingsburg Holdings Limited. Currently, Eddy is venturing into his own businesses, including asset management, risk management services, alternative insurance services, healthcare research and fruit plantation projects.

Mr. Li Jianhong

Li Jianhong, aged 42, has been engaged in the audio and video distribution industry of China for over 15 years. Mr. Li has been the General Manager of Dongguan Kung Fu Dragon Media Co. Ltd. (“Dongguan Kung Fu Dragon”) since 2010. The principal activities of Dongguan Kung Fu Dragon are animation design, development, production and marketing. Prior to joining Dongguan Kung Fu Dragon, since 2000, Mr. Li has been the Chairman of Guangzhou Sambo Culture Communication Co. Ltd. whose principal activities are development, production and distribution of animation film and television program.

Mr. Qiu Shijun,

Mr. Qiu Shijun, aged 45, has extensive experience in manufacturing and marketing fields both in China and Hong Kong. Since 2005, Mr. Qiu has been the director and general manager of Hongkong Fengying Industrial Co., Ltd. with principal activities of manufacturing and marketing of consumer products.

Mr. Tan Kok Beng

Mr. Tan Kok Beng, aged 40, is a director of the Company. Mr. Tan is a Malaysian and has extensive experience in coaching and marketing fields. Over the past 5 years, Mr. Tan has been a consultant to certain fast-growing companies in upgrading their productivities by enhancing their marketing function.

There are no family relationships between any of the current directors or officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth, as of October 30, 2014, the ownership of each executive officer and director of the Company, and of all executive officers and directors of the Company as a group. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Company except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Wen Zhiguang B56-B76, Songshan Lake Creative Life City, Gongye West Road, Dongguan, Guangdong, China	6,374,244(1)	21.8%
Common	Liu Yongming B56-B76, Songshan Lake Creative Life City, Gongye West Road, Dongguan, Guangdong, China	6,124,273(2)	20.9%

Common	Kok Seng Yeap Eddy Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia	3,124,629(3)	10.7%
	All directors and executive officers (persons)	15,623,146	53.3%

(1)

Kung Fu Dragon Group Holdings Limited owns 12,498,517 shares of the shares of common stock of the Issuer. Mr. Wen Zhiguang owns 51% of the equity of Kung Fu Dragon Group Holdings Limited and may be deemed to individually beneficially own 6,374,244 shares of the shares of common stock of the Issuer owned by Kung Fu Dragon Group Holdings Limited.

(2)

Kung Fu Dragon Group Holdings Limited owns 12,498,517 shares of the shares of common stock of the Issuer. Ms. Lona Liu owns 49% of the equity of Kung Fu Dragon Group Holdings Limited and may be deemed to beneficially own 6,124,273 shares of the shares of common stock of the Issuer owned by Kung Fu Dragon Group Holdings Limited.

(3)

NobleCorp Asset Management Ltd. owns 3,124,629 shares of the Issuer. Mr. Seng Yeap Kok owns 100% of the equity of NobleCorp Asset Management Ltd and may be deemed to individually beneficially own 3,124,629 shares of the shares of common stock of the Issuer owned by NobleCorp Asset Management Ltd.

Beneficial Owners

The following table sets forth, as of October 30, 2014, the ownership of each person known by the Company to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Company except as may be otherwise noted.

Title of Class	Name and Address	Number of Shares Beneficially Owned	Percent of Class
Common	Kung Fu Dragon Group Holdings Limited B56-B76, Songshan Lake Creative Life City, Gongye West Road, Dongguan, Guangdong, China	12,498,517(1)	42.7%
Common	NobleCorp Asset Management Ltd. Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia	3,124,629(2)	10.7%
Common	Timco Investments Limited Second Floor, Capital City, Independence Avenue, P.O. Box 1008, Victoria, Mahé, Seychelles	12,000,000(3)	40.9%

(1)

Mr. Wen Zhiguang owns 51% of the equity of Kung Fu Dragon Group Holdings Limited and may be deemed to individually beneficially own 6,374,244 shares of the shares of common stock of the Issuer owned by Kung Fu

Dragon Group Holdings Limited.  Ms. Lona Liu owns 49% of the equity of Kung Fu Dragon Group Holdings Limited and may be deemed to beneficially own 6,124,273 shares of the shares of common stock of the Issuer owned by Kung Fu Dragon Group Holdings Limited.

(2)

Mr. Seng Yeap Kok owns 100% of the equity of NobleCorp Asset Management Ltd and may be deemed to individually beneficially own 3,124,629 shares of the shares of common stock of the Issuer owned by NobleCorp Asset Management Ltd.

(3)

Mr. Liu Yin owns 100% of the equity of Timco Investments Limited, and may be deemed to individually beneficially own 12,000,000 shares of the shares of common stock of the Issuer owned by Timco Investments Limited.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. As of the Record Date, the Company had 29,300,709 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholders are the record and beneficial owners of 15,623,146 shares of the Company’s common stock, which represents approximately 53.3% of the total number of Voting Shares. Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting shareholders voted in favor of the action described herein in a written consent, dated October 30, 2014.  No consideration was paid for the consent. The consenting shareholders’ names, affiliations with the Company and beneficial holdings are as follows:

Name	Affiliation	Amount of Beneficial Ownership
Kung Fu Dragon Group Holdings Limited	Shareholder	12,498,517(1)
NobleCorp Asset Management Ltd.	Shareholder	3,124,629(2)
Timco Investments Limited	Shareholder	12,000,000(3)

(1)

Mr. Wen Zhiguang owns 51% of the equity of Kung Fu Dragon Group Holdings Limited and may be deemed to individually beneficially own 6,374,244 shares of the shares of common stock of the Issuer owned by Kung Fu Dragon Group Holdings Limited.  Ms. Lona Liu owns 49% of the equity of Kung Fu Dragon Group Holdings Limited and may be deemed to beneficially own 6,124,273 shares of the shares of common stock of the Issuer owned by Kung Fu Dragon Group Holdings Limited.

(2)

Mr. Seng Yeap Kok owns 100% of the equity of NobleCorp Asset Management Ltd and may be deemed to individually beneficially own 3,124,629 shares of the shares of common stock of the Issuer owned by NobleCorp Asset Management Ltd.

(3)

Mr. Liu Yin owns 100% of the equity of Timco Investments Limited, and may be deemed to individually beneficially own 12,000,000 shares of the shares of common stock of the Issuer owned by Timco Investments Limited.

REVERSE STOCK SPLIT

Material Terms of the Fifty-For-One Reverse Stock Split

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to effect a Fifty-for-One (50-for-1) reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”). The Board of Directors and the consenting majority shareholders believe that the Reverse Split, in conjunction with the Amendment (discussed below), are in the best interests of the Company and its shareholders, as both actions will provide the Company with additional shares of available common stock which may be utilized in pursuing potential future business transactions.  At this time, the Company does not have any plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of common stock that are being created as a result of the Amendment and Reverse Split.  In the event that the Company were to pursue a business transaction that involved the issuance of additional shares of its common stock, this would dilute the holdings of current shareholders of the Company.

Furthermore, the Reverse Split and the Amendment (discussed below) could have an anti-takeover effect because additional authorized shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make more difficult a change in control or takeover of the Company. Our Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company; neither the Reverse Split nor the Amendment, were taken with the intent that they be utilized as a type of anti-takeover device.

The immediate effect of the Reverse Split will be to reduce the total number of outstanding shares of the Company’s common stock from 29,300,709 to approximately 586,014 shares presently issued and outstanding. The Reverse Split will affect all of the holders of all classes of the Company’s common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.  The Reverse Split will not cause a reduction in the Company’s 95,000,000 shares of authorized common stock.

The Reverse Split will become effective on a date not less than twenty (20) calendar days after we mail this Information Statement to our record Shareholders. Under applicable federal securities laws, the Reverse Split cannot be effective until at least twenty (20) calendar days after the Mailing Date.

After the Reverse Split becomes effective, there can be no assurance that the bid price of the common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. For example, based on the closing price on the OTC Bulletin Board of our common stock on October 30, 2014 of US $0.071 per share, when the Reverse Split is implemented at the fifty-for-one ratio, there can be no assurance that the post-split market price of our common stock would be US $3.55 or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split. Additionally, the liquidity of our common stock could be affected adversely by the reduced number of shares outstanding after the Reverse Split.

No fractional shares will be issued for any fractional share interest created by the Reverse Split; shareholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

All share certificates which are in existence as of the close of business on the Effective Date, representing issued and outstanding shares of common stock of the Corporation, shall, until surrendered to the Corporation's transfer agent for cancellation, represent 1/50 of the Corporation’s common stock for each share previously specified thereon.  The Corporation’s transfer agent is: Colonial Stock Transfer Co., Inc. located at: 66 Exchange Place, Suite 100, Salt Lake City, UT 84111; Phone 801-355-5740; www.colonialstock.com.

NAME CHANGE

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to amend the Articles of Incorporation to change the Company’s name to KUNG FU DRAGON GROUP LIMITED.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock that the Company has the authority to issue from 95,000,000 shares, par value $0.001 to 1,000,000,000 shares, par value $0.001 (the “Amendment”).

The Board of Directors and the consenting majority shareholders believe that the Amendment, in conjunction with the Reverse Split (discussed above), are in the best interests of the Company and its shareholders, as both actions will provide the Company with additional shares of available common stock which may be utilized in pursuing potential future business transactions.  At this time, the Company does not have any plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of common stock that are being created as a result of the Amendment and reverse stock split.  In the event that the Company were to pursue a business transaction that involved the issuance of additional shares of its common stock, this would dilute the holdings of current shareholders of the Company.

Furthermore, the Amendment and the Reverse Split (discussed above) could have an anti-takeover effect because additional authorized shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make more difficult a change in control or takeover of the Company. Our Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company; neither the Amendment, nor the Reverse Split, were taken with the intent that they be utilized as a type of anti-takeover device.

Dissenter’s Rights

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Ms Lona Liu, at B56-B76, Songshan Lake Creative Life City, Gongye West Road, Dongguan, Guangdong, China. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2013 on Form 10-K with the SEC. A copy of the annual reports on Form 10-K (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at B56-B76, Songshan Lake Creative Life City, Gongye West Road, Dongguan, Guangdong, China. Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

By Order of the Board of Directors,

/s/ Lona Liu
Lona Liu, Director

November 21, 2014